JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS A, N, S, U, AND UV

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated September 25, 2024 to the Statutory Prospectuses,

Updating Summary Prospectuses, and Initial Summary Prospectuses,

as applicable, dated April 29, 2024 for the Policies listed below

Notice of Portfolio Substitution

This Supplement updates the Statutory Prospectuses, Updating Summary Prospectuses, and Initial Summary Prospectuses, as applicable, (each a “prospectus”) dated April 29, 2024 for the following variable life insurance policies (“Policies”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “Insurance

Companies”):

Accumulation Survivorship Variable Universal Life 2020	Majestic Variable COLI	Protection Variable Universal Life 09

Accumulation SVUL	Majestic Variable Estate Protection	Protection Variable Universal Life 2012

Accumulation Variable Universal Life	Majestic Variable Estate Protection 98	Protection Variable Universal Life 2017

Accumulation Variable Universal Life 08	Majestic Variable Universal Life	Protection Variable Universal Life 2021

Accumulation Variable Universal Life 2014	Majestic Variable Universal Life 98	Protection Variable Universal Life 2023

Accumulation Variable Universal Life 2019	Majestic VCOLIX	Simplified Life

Accumulation Variable Universal Life 2021	Majestic VULX	Variable Estate Protection

Accumulation Variable Universal Life 2021 Core	Medallion Executive Variable Life	Variable Estate Protection Edge

Corporate VUL	Medallion Executive Variable Life II	Variable Estate Protection Plus

Corporate VUL 05	Medallion Executive Variable Life III	Variable Master Plan Plus

Corporate VUL 08	Medallion Variable Universal Life Edge	Corporate VUL 03

Majestic Accumulation Variable Universal Life 2019	Medallion Variable Universal Life Edge II	Corporate VUL 04

Majestic Accumulation Variable Universal Life 2021	Medallion Variable Universal Life Plus	EPVUL

Majestic Performance Survivorship Variable Universal Life	Performance Executive Variable Life	SPVL

Majestic Performance Variable Universal Life	Performance Survivorship Variable Universal Life	Survivorship VUL

Majestic Survivorship Variable Universal Life 2020	Protection SVUL	VUL Accumulator

Majestic Survivorship VULX	Protection Variable Universal Life	VUL Protector

Scheduled Substitution of Portfolio

Effective at the close of business on October 25, 2024 (the “Substitution Date”), in accordance with standards of the U.S. Securities and Exchange Commission, the Insurance Companies will “Substitute” (i.e., replace) the “Existing Portfolio” under the Policies with the “Replacement Portfolio,” as set forth in the table below:

Existing Portfolio	Replacement Portfolio
PIMCO VIT All Asset Portfolio – Class M	JHVIT Lifestyle Balanced Portfolio – Series I*or NAV

*	For Corporate VUL 03, Corporate VUL 04, EPVUL, SPVL, Survivorship VUL, VUL Accumulator and VUL Protector Policies only.

On the Substitution Date, any policy value allocated to a Variable Investment Option investing in the Existing Portfolio will be automatically transferred to the Variable Investment Option investing in the Replacement Portfolio.

The Substitution will be effected at the relative net asset value per share of the Existing Portfolio and Replacement Portfolio. Your policy value immediately prior to the Substitution will equal your policy value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Policy will not increase as a result of the Substitution. Your rights and the Insurance Company’s obligations under your Policy will not be altered in any way.

After the Substitution Date, the Variable Investment Option investing in the Existing Portfolio will no longer be available for investment.

Please note the following information regarding the Substitution:

•

From the date of this Supplement through the Substitution Date, you may transfer any policy value allocated to the Variable Investment Option investing in the Existing Portfolio to any Variable Investment Option available under your Policy free of charge.

•

For 30 days after the Substitution Date, you may transfer any policy value allocated to the Variable Investment Option investing in the Replacement Portfolio to any Variable Investment Option available under your Policy free of charge.

•

Any such transfer will not count against any restrictions or limits on the number of transfers that may be performed under your Policy (except with respect to restrictions to discourage frequent transfer activity as described in the prospectus).

•	A transfer request may be made to the Insurance Companies on our website at JohnHancock.com/lifeaccount, by sending in a transfer request form, or by telephone (800-732-5543).

•

The Replacement Portfolio will replace the Existing Portfolio in any standing allocation instructions that you have on file. If you are currently enrolled in a dollar cost averaging or asset allocation balancer program, and have designated an amount to be transferred monthly into the Existing Portfolio, after the Substitution Date, that amount that you have designated to the Existing Portfolio will be transferred to the Replacement Portfolio.

On the Substitution Date, the new Minimum and Maximum charges at the portfolio level for your policy will be the following:

Annual Fee	Minimum	Maximum
Variable investment accounts (portfolio fees and expenses)	0.39%	1.18%

The Replacement Portfolio’s prospectus is available at https://dfinview.com/johnhancock?site=funds. You should read this Supplement together with the prospectus for your Policy and retain both documents for future reference. You can also obtain a copy of the Replacement Portfolio’s prospectus, without charge, by contacting our Service Office at 800-732-5543 or by sending an e-mail request to webmail@jhancock.com.

VLI ProdSupp VL 09/2024
333-85284	333-217721	333-131134	333-235397	333-164173
333-124150	333-233647	333-132905	333-238712	333-164161
333-131299	333-233648	333-141693	333-126668	333-164162
333-141692	333-236446	333-148992	333-152409	333-164164
333-148991	333-236447	333-151631	333-164150	333-164163
333-151630	333-248502	333-152407	333-164151	333-164165
333-152406	333-254210	333-152408	333-164152	333-164166
333-153252	333-254211	333-153253	333-164153	333-164167
333-157212	333-265436	333-157213	333-164156	333-164168
333-179570	333-266659	333-179571	333-164154	333-164169
333-193994	333-127543	333-193995	333-164155	333-88748
333-194818	333-131139	333-235396	333-164171	333-71136
333-100597	333-85296	333-88972	333-33504	333-100664
333-100567

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